(ICON)

Prudential
Utility
Fund

SEMI
ANNUAL
REPORT
May 31, 1999

(LOGO)

Prudential Utility Fund
A Series of Prudential Sector Funds, Inc.

Performance at a Glance
Utility stocks lagged early in 1999, then surged toward the end of our five-month reporting period when investors shifted their interests to underpriced stocks. Except for a poor January when our focus on gas and electric companies made us particularly vulnerable to the warm winter weather, the Prudential Utility Fund outperformed the Lipper Utility
Fund Average. We finished slightly ahead over the full period, accelerating significantly when value stocks pulled ahead in April and May. The strong performance of our gas utilities, together with our small holdings in energy exploration companies, more than offset the poor January return on our electric utilities.

Cumulative Total Returns1                    As of 5/31/99
                   Five    One     Five       Ten        Since
                  Months   Year    Years     Years     Inception2
Class A            5.93%   6.92%   118.19%    N/A        216.37%
Class B            5.62    6.17    110.37    228.41%   1,392.60
Class C            5.62    6.17     N/A       N/A        103.44
Class Z            6.08    7.28     N/A       N/A         76.74
Lipper Utility
Fund Avg.3         5.63   17.28    114.91    265.20        ***

Average Annual Total Returns1                       As of 6/30/99
             One      Five      Ten        Since
             Year     Years    Years     Inception2
Class A       0.41%   16.32%    N/A        12.39%
Class B      -0.13    16.55    12.32%      16.32
Class C       2.82     N/A      N/A        15.33
Class Z       5.96     N/A      N/A        18.71

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fee.

2 Inception dates: Class A, 1/22/90; Class B, 8/10/81; Class C,
8/1/94; and Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the five-month, one-, five-, and ten-year periods in the Utility Fund category.

*** Lipper Since Inception returns are 230.96% for Class A,
829.49% for Class B, 112.34% for Class C, and 68.71% for Class
Z, based on all funds in each share class.

How Investments Compared
(As of 5/31/99)
(GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Manager's Report

(PHOTO)
David A. Kiefer
Fund Manager

Investment Goals and Style
The Prudential Utility Fund invests in stocks of utility companies--primarily electric, natural gas, gas pipeline, telephone and telecommunications, water, and cable--both in the United States and abroad. Utility investments can be affected by government regulations, the price of fuel, environmental factors, and interest rates. Foreign investments are subject to additional risks, including currency, political and social risks, and illiquidity. There can be no assurance that the Fund's investment objective of total return will be achieved.

After the end of its last reporting period, the Prudential Utility Fund, Inc. became a portfolio of the Prudential Sector Funds, Inc. It is now known as the Prudential
Utility Fund and its fiscal year end is now November 30. Consequently, the current report covers the five month period between its last report to shareholders and its new fiscal semiannual period end.

Performance Review
A new strategic focus for the electric utility industry
With the passage of restructuring legislation in Ohio, the rules concerning competition are clarified in enough states that investors and managements in the electric utility industry can move beyond a focus on the risks from deregulation. Investors can focus more on opportunities. Consolidations and alliances among companies are creating large combatants who are planning to compete with packages of services that will look quite different from what has been available in the past. We have tried to focus our portfolio on companies with strong management and on undervalued firms with assets that will be attractive acquisitions to others. Some companies will focus on a "wires" strategy (operating networks of transmission and distribution wires to deliver electricity to customers), some on generation, and some on energy marketing.
We don't believe any one of these strategies is superior to the others. Rather, the skill of a management team in using its assets will determine a utility's success.

The substantial amount of recent merger and acquisition activity affecting companies we own appears to endorse our judgment. Several of our holdings--including two of our largest, Columbia Energy and Sonat--are targets of merger or acquisition activity at substantial premiums to the prior stock prices. For a long time, we have believed that the gas and electric industries need to consolidate. Investors seem to support the smart consolidation deals that have affected our portfolio: after several of the announcements, the stocks of both the acquirer and the target have performed well. This is a positive sign because, in agreements viewed as bad, the acquirer's stock typically sinks.

Another of our top five holdings--Williams Companies--had a 67% return over our reporting period, making a very substantial contribution to our performance. Williams owns the largest
U.S. gas pipeline system (by volume) and has usedits rights of way to build a modern fiberoptic telecommunications network. Investors have rewarded Williams' decision to highlight the value of this network by selling pieces to the public and to SBC Communications, a local telephone powerhouse, by pushing up its stock.

We have mentioned only companies among our top five that have been affected by the rapid restructuring of the utilities sector. There were many others, notably Frontier, which gained 56% in our reporting period. As we write this report in July, KN Energy shares are rising sharply on announcement of an acquisition agreement that would join its assets with a very strong management team. We believe our focus on the best managers and on undervalued assets positions us well to benefit from the jockeying for strategic advantage that will dominate the sector for a while.

The markets begin to recognize the value of natural gas
March 23 seems to have marked a major turning point for our natural gas utilities because on that day, OPEC announced oil production cuts. Before then, consecutive warm winters, high inventories, and low oil prices (natural gas competes with oil as a fuel) conspired to weaken demand and pricing for natural gas. Now, OPEC's cuts have led to a dramatic rise in oil prices, allowing the market to once again focus on the environmental and cost advantages of natural gas over oil. Our gas utilities rallied strongly toward the end of this period as prices for both natural gas and pipeline capacity rose. We think this is only the beginning, as investors will now focus on the rising long-term trend in natural gas demand.

Portfolio Composition
Expressed as a percentage of net assets
as of 5/31/99

U.S. Electric Utilities   44%
U.S. Natural Gas          29
Foreign Utilities         13
U.S. Telecommunications   10
Miscellaneous              4

Electric utilities: adding spice to the porridge
Our largest sector focus is U.S. electric companies--44% of net assets on May 31. On average, these held steady over our reporting period. They are very attractively priced compared to the S&P 500 stocks. Their defensive characteristics--above-market dividend yield and stable earnings--are nutritious, but perhaps bland, ingredients. Add the spice of their potential for appreciation from industry consolidation and they are more appetizing.

In telecommunications we are contrarian
Our return suffered because we continue to resist the general enthusiasm for telecommunications stocks, believing many to be overpriced. As with Internet stocks in the broader market, investors see a rapidly developing industry, and many have been willing to pay high prices to get in on the ground floor. Consumer demand doesn't necessarily mean profits. We believe the industry will be bitterly competitive; there will be prominent losers as well as winners. We are being conservative in our purchases in this sector.

Looking Ahead
Converting value to total return
We think this is an exciting time to be investing in utility companies. With the energy-related industries selling at still-depressed prices, and astute managers looking to buy bargain-priced assets, we can expect widescale restructuring. The competitive landscape in the telecommunications industry changes rapidly as major powers form new alliances. The utility sector used to be an investing backwater, when regulated industries offered no pay-off to entrepreneurial managers. Not any more.

Five Largest Holdings
Expressed as a percentage of net assets
as of 5/31/99

Coastal Corp.              4.3%
Gas Pipelines

Williams Companies, Inc.   3.8
Gas Pipelines

Columbia Energy Group      3.5
Gas Pipelines

Northeast Utilities Co.    3.1
Electrical Power

Sonat, Inc.                2.8
Gas Pipelines

A Message to Our Shareholders                    July 16, 1999
(PHOTO)

Dear Shareholder:

In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S.
economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments. The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, domestic and international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Sector Funds, Inc.--Prudential Utility Fund

                                   PRUDENTIAL SECTOR FUNDS, INC.
Portfolio of Investments as of
May 31, 1999 (Unaudited)           PRUDENTIAL UTILITY FUND
------------------------------------------------------------

Shares         Description                  Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--99.6%
COMMON STOCKS--98.0%
------------------------------------------------------------
Chemical-Specialty--0.4%
     894,600   Nova Chemicals Corp. (Canada)     $    19,117,978
------------------------------------------------------------
Diversified Manufacturing--0.6%
      61,950   Viag AG (Germany)(b)                   28,211,882
------------------------------------------------------------
Electrical Power--48.7%
     542,700   AES Corp.(a)                           26,999,325
   1,391,600   Allegheny Energy Inc.                  48,532,050
     994,000   American Electric Power
                  Company, Inc.(b)                    43,114,750
   1,039,100   BCE Energy(b)                          45,720,400
   1,100,000   BNDES Participacoes SA BNDESP          22,550,000
   2,616,885   CINergy Corp.                          89,301,201
     975,400   Cleco Corp.                            32,249,162
   1,172,400   CMP Group Inc.                         23,741,100
   2,485,000   CMS Energy Corp.                      115,552,500
     484,100   Commonwealth Energy System             20,513,737
   1,153,381   Companhia Energetica de Minas
                  Gerais-Cemig (ADR) (Brazil)         24,373,183
   2,000,000   Constellation Energy Group Inc.        62,375,000
   2,982,000   DPL, Inc.                              53,862,375
   1,477,411   Duke Energy Co.                        89,106,351
   3,114,400   Edison International                   85,646,000
   4,565,400   Energy East Corp.                     126,689,850
   3,205,100   FirstEnergy Corp.                     101,962,244
   2,982,000   Iberdrola (Spain)(b)                   42,697,621
   3,476,900   Illinova Corp.                         94,528,219
   2,000,000   Korea Electric Power Corp.
                  (ADR) (Korea)(b)                    34,125,000
   7,523,805   National Power PLC (United
                  Kingdom)                            58,733,323
     800,000   Nevada Power Co.                       20,100,000
     706,800   New Century Energies, Inc.             28,581,225
   6,436,800   Niagara Mohawk                         95,747,400
   2,328,853   NiSource Inc.                          65,062,331
   8,112,500   Northeast Utilities Co.               142,982,812
   4,378,400   PacifiCorp                             79,632,150
   1,266,700   PECO Energy Co.(b)                $    61,989,131
   1,991,400   Pinnacle West Capital Corp.            83,389,875
   2,541,700   Public Service Company of New
                  Mexico                              52,740,275
   1,362,000   Rochester Gas & Electric Corp.         38,050,875
     999,400   RWE AG (Germany)                       44,627,184
   3,327,066   Sempra Energy                          71,531,919
     600,000   Sierra Pacific Resources               21,825,000
   1,568,267   Texas Utilities Electric Co.           70,572,015
   2,496,800   Unicom Corp.                          105,645,850
   1,760,140   Unisource Energy Corp.                 22,001,750
                                                 ---------------
                                                   2,246,853,183
------------------------------------------------------------
Gas Distribution--6.0%
   3,197,404   British Gas PLC (ADR) (United
                  Kingdom)                            88,128,448
     437,700   Eastern Enterprises, Inc.              15,182,719
     696,400   Energen Corp.                          13,318,650
   1,999,992   Keyspan Energy(b)                      53,999,784
   2,369,300   MCN Corp.(b)                           47,386,000
     805,700   NICOR, Inc.                            30,314,462
     116,900   Providence Energy Corp.                 2,520,656
     619,600   Washington Gas Light Co.               15,141,475
     303,450   Yankee Energy System, Inc.              9,577,641
                                                 ---------------
                                                     275,569,835
------------------------------------------------------------
Gas Pipelines--23.8%
   5,158,350   Coastal Corp.                         198,918,872
   3,006,900   Columbia Energy Group                 160,869,150
     802,400   Consolidated Natural Gas Co.           47,692,650
   2,582,600   El Paso Energy Corp.                   93,135,012
   2,049,400   Equitable Resources, Inc.              64,684,187
   2,992,450   KN Energy, Inc.                        64,150,647
   4,347,500   Questar Corp.                          82,874,219
   3,614,500   Sonat, Inc.                           128,088,844
   4,473,000   TransCanada Pipelines, Ltd.
                  (Canada)                            60,843,725
   1,467,100   Western Gas Resources, Inc.            19,072,300
   3,421,022   Williams Companies, Inc.              177,251,702
                                                 ---------------
                                                   1,097,581,308

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                   PRUDENTIAL SECTOR FUNDS, INC.
Portfolio of Investments as of
May 31, 1999 (Unaudited)           PRUDENTIAL UTILITY FUND
------------------------------------------------------------

Shares         Description                  Value (Note 1)
------------------------------------------------------------
Media--0.3%
   1,129,171   Ascent Entertainment Group,
                  Inc.(a)                        $    12,844,320
------------------------------------------------------------
Oil & Gas Exploration/Production--3.0%
   1,000,000   Alberta Energy Co., Ltd.
                  (Canada)(b)                         28,750,000
   1,161,600   Devon Energy Corp.                     40,365,600
   1,630,410   EEX Corp.                              11,107,168
     356,900   Enron Oil & Gas Co.                     6,803,406
     372,800   RAO Gazprom (ADR) (Russia)              3,867,800
   1,505,700   Pioneer Natural Resources Co.          16,374,488
   2,200,000   Union Pacific Resources Group,
                  Inc.                                30,662,500
                                                 ---------------
                                                     137,930,962
------------------------------------------------------------
Real Estate Investment Trust--1.4%
     890,400   Crescent Real Estate Equities,
                  Co.                                 20,534,850
     964,100   Equity Residential Property
                  Trust                               46,216,544
                                                 ---------------
                                                      66,751,394
------------------------------------------------------------
Telecommunications--13.8%
     500,000   Ameritech Corp.                        32,906,250
   2,103,300   AT&T Corp.                            116,733,150
   1,255,400   BCE, Inc. (Canada)                     57,826,863
   1,000,000   Bell Atlantic Corp.                    54,750,000
   1,911,500   Comsat Corp.                           62,362,687
   1,714,000   Frontier Corp.                         90,199,250
     300,000   GTE Corp.                              18,918,750
   1,451,300   Millicom International Cellular
                  S.A. (Luxembourg)(a)/(b)            52,246,800
     710,000   Philippine Long Distance
                  Telephone Co. (ADR)(b)              20,501,250
   1,554,050   SBC Communications, Inc.(b)            79,450,806
     369,200   Telecomunicacoes Brasileiras
                  S.A. (ADR) (Brazil)(b)                  23,075
     607,800   Telefonos de Mexico, S.A. (ADR)
                  (Mexico)(b)                         48,586,013
                                                 ---------------
                                                     634,504,894
                                                 ---------------
               Total common stocks
                  (cost $2,961,715,263)            4,519,365,756
                                                 ---------------
PREFERRED STOCKS--1.2%
------------------------------------------------------------
Gas Pipelines--0.5%
     705,700   KN Energy, Inc.                   $    25,228,775
------------------------------------------------------------
Telecommunications--0.7%
     369,200   Telecomunicacoes Brasileiras
                  S.A. (ADR) (Brazil)(a)/(b)          30,828,200
                                                 ---------------
               Total preferred stocks
                  (cost $71,004,889)                  56,056,975
                                                 ---------------
Principal Amount
(000)
------------------------------------------------------------
BONDS--0.4%
------------------------------------------------------------
Electrical Power
$     10,000   Niagara Mohawk Power Co.
                  9.50%, 3/1/21                       10,609,800
       5,000   Texas Utilities Electric Co.
                  9.75%, 5/1/21                        5,487,000
                                                 ---------------
               Total bonds
                  (cost $15,077,600)                  16,096,800
                                                 ---------------
               Total long-term investments
                  (cost $3,047,797,752)            4,591,519,531
                                                 ---------------
SHORT-TERM INVESTMENTS--5.6%
------------------------------------------------------------
Bank Notes--0.1%
       5,000   Heller Financial Inc.(c)
                  5.05%, 7/6/1999
                  (cost $5,000,180)                    5,000,180
------------------------------------------------------------
Commercial Paper--5.0%
      20,138   Asset Securitization Corp.(c)
                  4.925%, 6/4/1999                    20,121,470
      30,000   Centric Capital Corp.(c)
                  4.88%, 6/30/1999                    29,882,067
      16,181   Clipper Receivables Corp.(c)
                  4.82%, 6/1/1999                     16,181,000
      30,000   Delaware Funding Corp.(c)
                  4.85%, 6/15/1999                    29,931,292

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                      PRUDENTIAL SECTOR FUNDS, INC.
Portfolio of Investments as
of May 31, 1999 (Unaudited)           PRUDENTIAL UTILITY FUND
------------------------------------------------------------

Principal
Amount
(000)          Description                  Value (Note 1)
 ------------------------------------------------------------
Commercial Paper (con't.)
$     20,000   Finova Capital Corp.(c)
                  5.15%, 6/11/1999               $    20,000,000
      10,000   Monte Rosa Capital Corp.(c)
                  4.86%, 6/23/1999                     9,966,250
               PHH Corp.(c)
      18,000   4.97%, 6/14/1999                       17,960,240
      11,000   4.95%, 6/16/1999                       10,972,775
               Raytheon Co.(c)
       9,073   4.97%, 6/11/1999                        9,056,716
      10,000   4.99%, 6/11/1999                        9,981,981
      26,000   4.95%, 6/16/1999                       25,928,500
      30,000   Textron Financial(c)
                  4.98%, 6/14/1999                    29,933,600
                                                 ---------------
               Total commercial paper
                  (cost $229,915,891)                229,915,891
                                                 ---------------
------------------------------------------------------------
Repurchase Agreement--0.2%
      10,466   Joint Repurchase Agreement
                  Account,
                  4.80%, 6/1/99
                  (cost $10,466,000; Note 5)          10,466,000
------------------------------------------------------------
Time Deposit-Eurodollar--0.3%
      14,193   First Union National Bank(c)
                  4.625%, 6/1/99
                  (cost $14,193,000)                  14,193,000
                                                 ---------------
               Total short-term investments
                  (cost $259,575,071)                259,575,071
                                                 ---------------
------------------------------------------------------------
Total Investments--105.2%
               (cost $3,307,372,823; Note 4)       4,851,094,602
               Liabilities in excess of
                  other assets--4.9%               (240,303,960)
                                                 ---------------
               Net Assets--100%                  $ 4,610,790,642
                                                 ---------------
                                                 ---------------

---------------
(a) Non-income producing.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                         PRUDENTIAL SECTOR FUNDS, INC.
Statement of Assets and Liabilities
(Unaudited)                              PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

Assets                                                                                                           May 31, 1999
Investments, at value (cost $3,307,372,823).................................................................      $4,851,094,602
Cash........................................................................................................             875,441
Dividends and interest receivable...........................................................................          13,022,216
Receivable for investments sold.............................................................................           5,201,829
Receivable for Fund shares sold.............................................................................           1,939,412
Receivable for securities lending...........................................................................             171,952
Prepaid expenses and other assets...........................................................................              51,143
                                                                                                                  --------------
   Total assets.............................................................................................       4,872,356,595
                                                                                                                  --------------
Liabilities
Payable to broker for collateral for securities on loan.....................................................         249,109,071
Payable for Fund shares reacquired..........................................................................           7,580,578
Distribution fee payable....................................................................................           2,138,481
Management fee payable......................................................................................           1,556,585
Accrued expenses............................................................................................             962,434
Foreign withholding taxes payable...........................................................................             205,970
Securities lending rebate payable...........................................................................              12,834
                                                                                                                  --------------
   Total liabilities........................................................................................         261,565,953
                                                                                                                  --------------
Net Assets..................................................................................................      $4,610,790,642
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................      $    3,705,561
   Paid-in capital in excess of par.........................................................................       2,828,127,725
                                                                                                                  --------------
                                                                                                                   2,831,833,286
   Undistributed net investment income......................................................................          18,848,214
   Accumulated net realized gain on investments.............................................................         216,405,934
   Net unrealized appreciation on investments and foreign currencies........................................       1,543,703,208
                                                                                                                  --------------
Net assets, May 31, 1999....................................................................................      $4,610,790,642
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($2,717,630,619 / 218,256,211 shares of common stock issued and outstanding)..........................              $12.45
   Maximum sales charge (5% of offering price)..............................................................                 .66
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $13.11
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($1,823,979,427 / 146,744,743 shares of common stock issued and outstanding)..........................              $12.43
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($25,173,930 / 2,025,382 shares of common stock issued and outstanding)...............................              $12.43
   Sales charge (1% of offering price)......................................................................                 .13
                                                                                                                  --------------
   Offering price to public.................................................................................              $12.56
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($44,006,666 / 3,529,805 shares of common stock issued and outstanding)...............................              $12.47
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL UTILITY FUND
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                 Five Months
                                                    Ended
Net Investment Income                            May 31, 1999
Income
   Dividends (net of foreign withholding taxes
      of $820,422)............................   $60,045,896
   Interest...................................     2,237,365
   Interest from securities loaned, net.......       387,230
                                                 ------------
      Total income............................    62,670,491
                                                 ------------
Expenses
   Management fee.............................     7,417,657
   Distribution fee--Class A..................     2,696,012
   Distribution fee--Class B..................     7,469,194
   Distribution fee--Class C..................        98,466
   Transfer agent's fees and expenses.........     1,949,000
   Custodian's fees and expenses..............       193,000
   Reports to shareholders....................       159,000
   Insurance..................................        51,000
   Registration fees..........................        21,000
   Legal fees.................................        19,000
   Directors' fees............................        18,000
   Audit fees.................................        13,000
   Miscellaneous..............................        15,817
                                                 ------------
      Total expenses..........................    20,120,146
                                                 ------------
Net investment income.........................    42,550,345
                                                 ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions....................   221,157,041
   Foreign currency transactions..............        (3,988 )
                                                 ------------
                                                 221,153,053
                                                 ------------
Net change in unrealized appreciation (depreciation) on:
   Investments................................   (24,927,977 )
   Foreign currencies.........................       (43,704 )
                                                 ------------
                                                 (24,971,681 )
                                                 ------------
Net gain on investments and foreign
   currencies.................................   196,181,372
                                                 ------------
Net Increase in Net Assets
Resulting from Operations.....................   $238,731,717
                                                 ------------
                                                 ------------

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL UTILITY FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                  Five Months
                                     Ended           Year Ended
Increase (Decrease)                 May 31,         December 31,
in Net Assets                         1999              1998
Operations
   Net investment income.......  $   42,550,345    $  101,425,211
   Net realized gain on
      investments..............     221,153,053       392,411,532
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............     (24,971,681)     (137,310,063)
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     238,731,717       356,526,680
                                 --------------    --------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................     (18,110,188)      (68,056,406)
      Class B..................      (8,568,735)      (37,778,258)
      Class C..................        (118,282)         (384,643)
      Class Z..................        (318,637)       (1,307,870)
                                 --------------    --------------
                                    (27,115,842)     (107,527,177)
                                 --------------    --------------
   Distributions from net
      realized capital gains
      Class A..................     (44,492,930)     (197,560,744)
      Class B..................     (29,915,410)     (153,950,412)
      Class C..................        (412,950)       (1,758,047)
      Class Z..................        (712,458)       (3,456,422)
                                 --------------    --------------
                                    (75,533,748)     (356,725,625)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 5)
   Proceeds from shares sold...     184,180,489       598,995,199
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............      94,129,823       426,138,453
   Cost of shares reacquired...    (607,886,426)     (883,989,695)
                                 --------------    --------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.......    (329,576,114)      141,143,957
                                 --------------    --------------
Total increase (decrease)......    (193,493,987)       33,417,835
Net Assets
Beginning of year..............   4,804,284,629     4,770,866,794
                                 --------------    --------------
End of year(a).................  $4,610,790,642    $4,804,284,629
                                 --------------    --------------
                                 --------------    --------------
(a) Includes undistributed net
    investment income of:......  $   18,668,080    $    3,417,699
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                        PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements
(Unaudited)                             PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
Prudential Sector Funds, Inc. (the 'Company') formerly known as Prudential Utility Fund, Inc. is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Technology Fund, and Prudential Utility Fund (the 'Fund'). Subsequent to December 31, 1998 (the Company's prior fiscal year-end), the Company changed its fiscal year-end to November 30. The Fund's investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange and NASDAQ National Market Securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

Foreign Currency Translation: The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest
--------------------------------------------------------------------------------
                                       8

                                        PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements
(Unaudited)                             PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Securities Lending: The Fund may lend securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest, on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the five months ended May 31, 1999, PSI has been compensated approximately $30,400.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain on investments by $3,988 for realized foreign currency losses during the five months ended May 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements
The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Company. The Company compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Company.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the five months ended May 31, 1999.
--------------------------------------------------------------------------------

                                            PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements
(Unaudited)                                 PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
PIMS has advised the Fund that it received approximately $243,734 and $29,927 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the five months ended May 31, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the five months ended May 31, 1999, it received approximately $1,066,106 and $9,556 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the five months ended May 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the five months ended May 31, 1999, the Fund incurred fees of approximately $1,773,000 for the services of PMFS. As of May 31, 1999, approximately $349,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

For the five months ended May 31, 1999, PSI earned approximately $49,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the five months ended May 31, 1999, were $380,452,179 and $692,291,229, respectively.

The federal income tax basis of the Fund's investments at May 31, 1999 was $3,062,069,725 and, accordingly, net unrealized appreciation for federal income tax purposes was $1,539,115,846 (gross unrealized appreciation--$1,672,043,973; gross unrealized depreciation--$132,198,127).

As of May 31, 1999, the Fund has securities on loan with an aggregate market value of $236,863,628. The Fund received $249,109,071 in cash, as collateral for securities on loan with which it purchased highly liquid short-term investments in accordance with the Fund's securities lending procedures.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 1999, the Fund had a 1.5% undivided interest in the joint account. The undivided interest for the Fund represents $10,466,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear Stearns & Co., Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,177,828.

Credit Suisse First Boston Corp., 4.60%, in the principal amount of $85,711,000, repurchase price $85,754,808, due 6/1/99. The value of the collateral including accrued interest was $88,385,257.

Deutsche Bank Securities Inc., 4.83%, in the principal amount of $200,000,000, repurchase price $200,107,333, due 6/1/99. The value of the collateral including accrued interest was $204,000,179.

Morgan (J.P.) Securities, Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,000,892.
--------------------------------------------------------------------------------

                                      PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements
(Unaudited)                           PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
--------------------------------  ------------    ---------------
Five months ended May 31, 1999:
Shares sold.....................     6,495,550    $    75,390,786
Shares issued in reinvestment of
  dividends and distributions...     5,140,932         57,012,947
Shares reacquired...............   (24,068,004)      (280,864,009)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (12,431,522)      (148,460,276)
Shares issued upon conversion
  from Class B..................     3,371,252         39,106,525
                                  ------------    ---------------
Net decrease in shares
  outstanding...................    (9,060,270)   $  (109,353,751)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................    19,037,525    $   237,779,818
Shares issued in reinvestment of
  dividends and distributions...    19,621,888        242,393,959
Shares reacquired...............   (29,837,592)      (374,504,596)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     8,821,821        105,669,181
Shares issued upon conversion
  from Class B..................     9,025,214        109,890,889
                                  ------------    ---------------
Net increase in shares
  outstanding...................    17,847,035    $   215,560,070
                                  ------------    ---------------
                                  ------------    ---------------
Class B                              Shares           Amount
--------------------------------  ------------    ---------------
Five months ended May 31, 1999:
Shares sold.....................     7,536,803    $    86,969,041
Shares issued in reinvestment of
  dividends and distributions...     3,209,733         35,595,937
Shares reacquired...............   (25,801,788)      (297,357,966)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (15,055,252)      (174,792,988)
Shares reacquired upon
  conversion into Class A.......    (3,379,994)       (39,106,525)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................   (18,435,246)   $  (213,899,513)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................    24,489,734    $   307,013,338
Shares issued in reinvestment of
  dividends and distributions...    14,344,999        177,016,698
Shares reacquired...............   (37,529,567)      (468,939,125)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     1,305,166         15,090,911
Shares reacquired upon
  conversion into Class A.......    (9,136,008)      (109,890,889)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................    (7,830,842)   $   (94,799,978)
                                  ------------    ---------------
                                  ------------    ---------------
Class C
--------------------------------
Five months ended May 31, 1999:
Shares sold.....................       780,373    $     9,002,263
Shares issued in reinvestment of
  dividends and distributions...        44,845            497,327
Shares reacquired...............    (1,047,062)       (11,910,723)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................      (221,844)   $    (2,411,133)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................     1,692,797    $    21,154,562
Shares issued in reinvestment of
  dividends and distributions...       161,515          1,983,980
Shares reacquired...............      (701,686)        (8,661,428)
                                  ------------    ---------------
Net increase in shares
  outstanding...................     1,152,626    $    14,477,114
                                  ------------    ---------------
                                  ------------    ---------------

--------------------------------------------------------------------------------

                                     PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements
(Unaudited)                          PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

Class Z                              Shares           Amount
--------------------------------  ------------    ---------------
Five months ended May 31, 1999:
Shares sold.....................     1,098,516    $    12,818,399
Shares issued in reinvestment of
  dividends and distributions...        92,217          1,023,612
Shares reacquired...............    (1,525,880)       (17,753,728)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................      (335,147)   $    (3,911,717)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................     2,632,084    $    33,047,481
Shares issued in reinvestment of
  dividends and distributions...       383,622          4,743,816
Shares reacquired...............    (2,547,360)       (31,884,546)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       468,346    $     5,906,751
                                  ------------    ---------------
                                  ------------    ---------------

------------------------------------------------------------
Note 7. Dividends
On June 28, 1999 the Board of Directors of the Fund declared the following dividends per share, payable on June 30, 1999 to shareholders of record on June 29, 1999.

                                    Class      Class B      Class
                                      A         and C         Z
                                  ---------   ---------   ---------
Ordinary Income.................    $.081       $.057       $.089

--------------------------------------------------------------------------------
                                       12

                                            PRUDENTIAL SECTOR FUNDS, INC.
Financial Highlights (Unaudited)            PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                            Class A
                                               -----------------------------------------------------------------
                                                Five
                                               Months
                                                Ended                     Year Ended December 31,
                                               May 31,     -----------------------------------------------------
                                               1999(b)     1998(b)     1997(b)     1996(b)      1995       1994
                                               -------     -------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $12.06      $12.33      $10.88      $  9.87     $ 8.27     $ 9.72
                                               -------     -------     -------     -------     ------     ------
Income from investment operations
Net investment income......................       .13         .30         .34          .32        .30        .31
Net realized and unrealized gains (losses)
   on investment and foreign currency
   transactions............................       .54         .69        2.53         1.80       1.79      (1.06)
                                               -------     -------     -------     -------     ------     ------
   Total from investment operations........       .67         .99        2.87         2.12       2.09       (.75)
                                               -------     -------     -------     -------     ------     ------
Less distributions
Dividends from net investment income.......      (.08 )      (.32 )      (.32 )       (.32)      (.30)      (.32)
Distributions from net realized gains......      (.20 )      (.94 )     (1.10 )       (.79)      (.19)      (.36)
Distributions in excess of net realized
   gains...................................      --          --          --          --          --         (.02)
                                               -------     -------     -------     -------     ------     ------
   Total distributions.....................      (.28 )     (1.26 )     (1.42 )      (1.11)      (.49)      (.70)
                                               -------     -------     -------     -------     ------     ------
Net asset value, end of period.............    $12.45      $12.06      $12.33      $ 10.88     $ 9.87     $ 8.27
                                               -------     -------     -------     -------     ------     ------
                                               -------     -------     -------     -------     ------     ------
TOTAL RETURN(a)............................      5.93 %      7.98 %     27.77 %      22.09%     25.74%     (7.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)........    $2,718      $2,741      $2,583       $2,023     $1,709       $254
Average net assets (000,000)...............    $2,607      $2,652      $2,201       $1,786     $1,440       $294
Ratios to average net assets:
   Expenses, including distribution fees...       .78%(c)     .78%        .82%         .86%       .88%       .88%
   Expenses, excluding distribution fees...       .53%(c)     .53%        .57%         .61%       .63%       .63%
   Net investment income...................      2.60%(c)    2.43%       2.95%        3.10%      3.12%      3.37%
For Class A, B, C and Z shares:
   Portfolio turnover rate.................         9%         17%         15%          17%        14%        15%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                             PRUDENTIAL SECTOR FUNDS, INC.
Financial Highlights (Unaudited)             PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                            Class B
                                               -----------------------------------------------------------------
                                                Five
                                               Months
                                                Ended                     Year Ended December 31,
                                               May 31,     -----------------------------------------------------
                                               1999(b)     1998(b)     1997(b)     1996(b)      1995       1994
                                               -------     -------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $12.05      $12.32      $10.88      $  9.87     $ 8.26     $ 9.69
                                               -------     -------     -------     -------     ------     ------
Income from investment operations
Net investment income......................       .09         .21         .25          .24        .22        .24
Net realized and unrealized gains (losses)
   on investment and foreign currency
   transactions............................       .55         .69        2.53         1.80       1.80      (1.05)
                                               -------     -------     -------     -------     ------     ------
   Total from investment operations........       .64         .90        2.78         2.04       2.02       (.81)
                                               -------     -------     -------     -------     ------     ------
Less distributions
Dividends from net investment income.......      (.06 )      (.23 )      (.24 )       (.24)      (.22)      (.24)
Distributions from net realized gains......      (.20 )      (.94 )     (1.10 )       (.79)      (.19)      (.36)
Distributions in excess of net realized
   gains...................................      --          --          --          --          --         (.02)
                                               -------     -------     -------     -------     ------     ------
   Total distributions.....................      (.26 )     (1.17 )     (1.34 )      (1.03)      (.41)      (.62)
                                               -------     -------     -------     -------     ------     ------
Net asset value, end of period.............    $12.43      $12.05      $12.32      $ 10.88     $ 9.87     $ 8.26
                                               -------     -------     -------     -------     ------     ------
                                               -------     -------     -------     -------     ------     ------
TOTAL RETURN(a)............................      5.62%       7.18%      26.80%      21.16%     24.80%     (8.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)........    $1,824      $1,990      $2,132       $2,137     $2,355     $3,526
Average net assets (000,000)...............    $1,805      $2,120      $2,059       $2,184     $2,450     $4,152
Ratios to average net assets:
   Expenses, including distribution fees...      1.53%(c)    1.53%       1.57%        1.61%      1.63%      1.63%
   Expenses, excluding distribution fees...       .53%(c)     .53%        .57%         .61%       .63%       .63%
   Net investment income...................      1.85%(c)    1.67%       2.20%        2.35%      2.37%      2.62%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                               PRUDENTIAL SECTOR FUNDS, INC.
Financial Highlights (Unaudited)               PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                               Class C
                                               -----------------------------------------------------------------------
                                                Five                                                       August 1,
                                               Months                                                       1994(d)
                                                Ended               Year Ended December 31,                 Through
                                               May 31,     ------------------------------------------     December 31,
                                               1999(b)     1998(b)     1997(b)     1996(b)      1995          1994
                                               -------     -------     -------     -------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $12.05      $ 12.32     $ 10.88     $ 9.87      $ 8.26        $ 9.30
                                               -------     -------     -------     -------     ------         -----
Income from investment operations
Net investment income......................       .09          .21         .25        .24         .22           .11
Net realized and unrealized gains (losses)
   on investment and foreign currency
   transactions............................       .55          .69        2.53       1.80        1.80          (.69)
                                               -------     -------     -------     -------     ------         -----
   Total from investment operations........       .64          .90        2.78       2.04        2.02          (.58)
                                               -------     -------     -------     -------     ------         -----
Less distributions
Dividends from net investment income.......      (.06)        (.23)       (.24)      (.24 )      (.22)         (.13)
Distributions from net realized gains......      (.20)        (.94)      (1.10)      (.79 )      (.19)         (.31)
Distributions in excess of net realized
   gains...................................      --          --          --          --          --            (.02)
                                               -------     -------     -------     -------     ------         -----
   Total distributions.....................      (.26)       (1.17)      (1.34)     (1.03 )      (.41)         (.46)
                                               -------     -------     -------     -------     ------         -----
Net asset value, end of period.............    $12.43      $ 12.05     $ 12.32     $10.88      $ 9.87        $ 8.26
                                               -------     -------     -------     -------     ------         -----
TOTAL RETURN(a)............................      5.62%        7.18%      26.80%     21.16 %     24.80%        (6.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $25,174     $27,072     $13,490     $6,001      $3,455        $  787
Average net assets (000)...................    $23,801     $20,309     $ 9,424     $4,517      $2,181        $  433
Ratios to average net assets:
   Expenses, including distribution fees...      1.53%(c)     1.53%       1.57%      1.61 %      1.63%         1.70%(c)
   Expenses, excluding distribution fees...       .53%(c)      .53%        .57%       .61 %       .63%          .70%(c)
   Net investment income...................      1.85%(c)     1.71%       2.20%      2.35 %      2.37%         2.65%(c)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                               PRUDENTIAL SECTOR FUNDS, INC.
Financial Highlights (Unaudited)               PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                   Class Z
                                               ------------------------------------------------
                                                Five                                 March 1,
                                               Months      Year Ended December       1996(d)
                                                Ended              31,               Through
                                               May 31,     -------------------     December 31,
                                               1999(b)     1998(b)     1997(b)       1996(b)
                                               -------     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $12.07      $ 12.34     $ 10.88       $  10.05
                                               -------     -------     -------         ------
Income from investment operations
Net investment income......................       .14          .34         .36            .29
Net realized and unrealized gains on
   investment and foreign currency
   transactions............................       .55          .69        2.54           1.67
                                               -------     -------     -------         ------
   Total from investment operations........       .69         1.03        2.90           1.96
                                               -------     -------     -------         ------
Less distributions
Dividends from net investment income.......      (.09)        (.36)       (.34)          (.34)
Distributions from net realized gains......      (.20)        (.94)      (1.10)          (.79)
Distributions in excess of net realized
   gains...................................      --          --          --            --
                                               -------     -------     -------         ------
   Total distributions.....................      (.29)       (1.30)      (1.44)         (1.13)
                                               -------     -------     -------         ------
Net asset value, end of period.............    $12.47      $ 12.07     $ 12.34       $  10.88
                                               -------     -------     -------         ------
TOTAL RETURN(a)............................      6.08%        8.24%      28.15%         20.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $44,007     $46,642     $41,904       $ 34,446
Average net assets (000)...................    $42,483     $46,093     $35,994       $ 34,291
Ratios to average net assets:
   Expenses, including distribution fees...       .53%(c)      .53%        .57%           .61%(c)
   Expenses, excluding distribution fees...       .53%(c)      .53%        .57%           .61%(c)
   Net investment income...................      2.85%(c)     2.68%       3.20%          3.35%(c)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com


Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
751 Broad Street
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795


The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report, and are subject to change thereafter.

The accompanying financial statements as of May 31, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds                      BULK RATE
Gateway Center Three                        U.S. POSTAGE
100 Mulberry Street                            PAID
Newark, NJ 07102-4077                       Permit 6807
(800) 225-1852                              New York, NY

74437K814
74437K822   MF105E2
74437K830
74437K848